SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2003

COMPUTER TASK GROUP, INCORPORATED
 (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-9410 (Commission File Number)	16-0912632 (IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (716) 882-8000

Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

            On October 13, 2003, the Registrant issued the press release concerning earnings for the quarter ended September 26, 2003 that is included with this Form 8-K as Exhibit 99. Pursuant to the rules of the Securities and Exchange Commission, the information contained in the press release is deemed to be "furnished" and not "filed."

Exhibits.

            99 - Press Release, dated October 13, 2003, issued by Computer Task Group, Incorporated.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED
(Registrant)
Date: October 13, 2003	By: /s/ Peter P. Radetich
Name: Peter P. Radetich
Title: Vice President & Secretary